                                                                 EXHIBIT 10.2

                      THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of July 15, 1994, is entered into by and among DREYER'S GRAND ICE CREAM, INC. (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the "Agent"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS, ABN AMRO BANK N.V., and CONTINENTAL BANK N.A. (collectively, the "Banks").

                                    RECITALS

         A. The Company, Bank of America National Trust and Savings Association, ABN AMRO Bank N.V., and Continental Bank N.A., and Agent are parties to a Credit Agreement dated as of April 30, 1993 as amended by that certain First Amendment to Credit Agreement dated as of May 24, 1993 and by that certain Second Amendment to Credit Agreement dated as of May 6, 1994 (as so amended, the "Credit Agreement") pursuant to which the Agent and the Banks have extended certain credit facilities to the Company.

         B. The Company and the Banks agreed, prior to June 25, 1994, to an amendment to Section 7.17 of the Credit Agreement as set forth this Amendment.

         C. The Company and Banks are executing this Amendment to formally memorialize such agreement.

         ACCORDINGLY, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

         2.      Amendments to Credit Agreement.

                 Section 7.17 of the Credit Agreement is amended by deleting it in its entirety and restating it in full as follows:

                 "7.17 Minimum Fixed Charge Coverage Ratio. The Company shall not permit its Fixed Charge Coverage Ratio (a) prior to its first fiscal quarter of 1994 to be less than 2.50 to 1.00, (b) during its first fiscal quarter of 1994 to be less than 2.40 to 1.00, and (c) thereafter to be less than 1.25 to 1.00. For purposes of this Section, Fixed Charge Coverage Ratio means the ratio of "A" to "B" where:

         "A" means the sum of earning before taxes plus current operating lease expenses plus interest expense; and

         "B" means interest expense plus current operating lease expense;

         in all cases computed on a consolidated basis and measured on the last day of a fiscal quarter on a rolling four quarter basis."

         3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

                 (a) No Default or Event of Default has occurred and is continuing.

                 (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

                 (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct.

                 (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

         4. Effective Date. This Amendment will become effective as of June 25, 1994 (the "Effective Date") when the Agent has received from the Company and the Majority Banks a duly executed original of this Amendment.

         5. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

         6.      Miscellaneous.

                 (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                 (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                 (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

                 (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                 (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of
Section 10.1 of the Credit Agreement.

                 (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provisions of this Amendment or the Credit Agreement, respectively.

                 (g) Company covenants to pay or to reimburse the Agent and the Banks, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this amendment, including without limitation appraisal, audit, search and filing fees incurred in connection therewith.

                 IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                       DREYER'S GRAND ICE CREAM, INC.



                                       By:  /s/ William C. Collett
                                           _______________________________
                                       Title:  Treasurer

                                       By: _______________________________
                                       Title: ____________________________

                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION, AS
                                       AGENT


                                       By: /s/ Ivo Bakovic
                                       _______________________________
                                       Title: Vice President


                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION, AS
                                       BANK


                                       By:    /s/ Michael J. Dasher
                                           _______________________________
                                       Title: Vice President


                                       ABN AMRO BANK, N.V.


                                       By:    /s/ Carol A. Levine
                                           _______________________________
                                       Title: Vice President


                                       By:    /s/ R. Clay Jackson
                                           _______________________________

                                       Title: Senior Vice President


                                       CONTINENTAL BANK N.A.


                                       By:    /s/ R. Guy Stapleton
                                           _______________________________
                                       Title: Vice President